                                                     February 28, 2005

Juniper Partners Acquisition Corp.
56 West 45th Street
Suite 805
New York, New York 10036

HCFP/Brenner Securities LLC
888 Seventh Avenue, 17th Floor
New York, New York 10106

                  Re:      Initial Public Offering
                           -----------------------

Ladies and Gentlemen:

         WS Management, LLC ("Management"), a security holder of Juniper
Partners Acquisition Corp. ("Company"), in consideration of HCFP/Brenner
Securities LLC's ("Brenner") willingness to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 8 hereof):

         1. Each of Management and each officer, director or controlling person of Management (each a "Control Person") waive any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund as a result of such liquidation with respect to his Insider Securities ("Claim") and hereby waive any Claim either may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

         2. Neither Management, any Control Person, any family member of any
Control Person, nor any affiliate ("Affiliate") of Management or any Control
Person will submit to the Company for consideration, or vote for the approval of, any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Brenner that the business combination is fair to the Company's stockholders from a financial perspective.

         3. Neither Management, any Control Person, any family member of any
Control Person, nor any Affiliate of Management or any Control Person will be entitled to receive and will not accept any compensation for services rendered to the Company prior

Juniper Partners Acquisition Corp.
HCFP/Brenner Securities LLC
February 28, 2005

to the consummation of the Business Combination; provided that Management (and each Control Person on behalf of Management) shall be entitled to reimbursement from the Company for its out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

         4. Neither Management, any Control Person, any family member of any
Control Person, nor any Affiliate of Management or any Control Person will be entitled to receive or accept a finder's fee or any other compensation in the event Management, any Control Person, any family member of any Control Person or any Affiliate of Management or any Control Person originates a Business
Combination.

         5. Management agrees it will not sell any of its Insider Securities until the Company's completion of a Business Combination.

         6. Management's Questionnaire furnished to the Company and Brenner and annexed as Exhibit A hereto is true and accurate in all respects. Management represents and warrants that:

            (a) no Control Person is subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

            (b) no Control Person has ever been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

            (c) no Control Person has ever been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

         7. Management has full right and power, and the Control Person executing this letter has full right and power, without violating any agreement by which it is bound, to enter into this letter agreement.

         8. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company;
(ii) "Insiders" shall mean all officers,

Juniper Partners Acquisition Corp.
HCFP/Brenner Securities LLC
February 28, 2005

directors and stockholders of the Company immediately prior to the IPO; (iii)
"Insider Securities" shall mean all of the shares of common stock, Class W
Warrants and Class Z Warrants (and all shares of common stock underlying such securities) of the Company owned by an Insider prior to the IPO; and (iv) "Trust
Fund" shall mean that portion of the net proceeds of the IPO placed in trust for the benefit of the holders of the shares of Class B common stock issued in the
Company's IPO as contemplated by the Company's prospectus relating to the IPO.

                                                     WS Management, LLC
                                                     ------------------
                                                     Print Name of Insider

                                            By:      /s/
                                                     ---
                                                     Name:
                                                     Title: